DISTRIBUTION OF PROFITS	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
DISTRIBUTION OF PROFITS

17.	DISTRIBUTION OF PROFITS
All subsidiaries of Studio City International incorporated in Macau are required to set aside a minimum of 25% of the entity’s profit after tax to the legal reserve until the balance of the legal reserve reaches a level equivalent to 50% of the entity’s share capital in accordance with the provisions of the Macau Commercial Code. The legal reserve sets aside an amount from the subsidiaries’ statements of operations and is not available for distribution to the shareholders of the subsidiaries. The appropriation of the legal reserve is recorded in the subsidiaries’ financial statements in the year in which it is approved by the board of directors of the relevant subsidiaries. As of December 31, 2020 and 2019, the balance of the reserve amounted to $6 and $6, respectively.
The Company’s borrowings, subject to certain exceptions and conditions, contain certain restrictions on paying dividends and other distributions, as defined in the respective indentures governing the relevant senior notes and the credit facility agreement, details of which are disclosed in Note 10 under each of the respective borrowings.
During the years ended December 31, 2020, 2019 and 2018, Studio City International did not declare or pay any cash dividends on the ordinary shares. No dividends have been proposed since the end of the reporting period.